SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



 Date of Report (Date of earliest event reported) August 29, 2000
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


   Pennsylvania                 0-10822                 25-1229323
(State of other jurisdiction  (Commission File Number) (IRS Employer
  of incorporation)                                   Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,
                     Pennsylvania 15220
            (Address of principal executive offices)
                         (Zip Code)


Registrant's telephone number, including area code (412) 429-0673




      _________________________________________________________
               (Former name or former address,
                if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          BICO, Inc. subsidiary, ViaCirQ, Inc., a leading developer of extracorporeal hyperthermia medical devices, announced today that it has entered into a three-year agreement with North Carolina Baptist Hospitals, Incorporated to provide Wake Forest University Baptist Medical Center with the ThermoChem-HT System and disposable ThermoChem-HT System packs for all intraperitoneal hyperthermia procedures.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  August  29, 2000




          BICO SUBSIDIARY, VIACIRQ, INC., RECEIVES
              CONTRACT FOR THERMOCHEM-HT SYSTEM


     Pittsburgh,  PA  -  August  29,  2000  -   BICO,   Inc.
(OTCBB:BICO) subsidiary, ViaCirQ, Inc., a leading developer of extracorporeal hyperthermia medical devices, announced today that it has entered into a three-year agreement with North Carolina Baptist Hospitals, Incorporated to provide Wake Forest University Baptist Medical Center with the ThermoChem-HT System and disposable ThermoChem-HT System
packs   for  all  intraperitoneal  hyperthermia  procedures.
ViaCirQ will realize significant revenue from this contract, although the exact amount is not known at this time.
       Intraperitoneal hyperthermia is used as an adjunctive therapy with surgery and chemotherapy to treat patients with peritoneal carcinomatosis (advanced cancer of the abdomen). This treatment is extending life for many who have few, if any, options remaining.
     ViaCirQ received FDA clearance to market the ThermoChem-HT System to raise the core temperature of the abdominal cavity to the desired targeted temperature in the 41C (105.8F) to 42C (107.6F) range by continuously lavaging the abdomen with circulating sterile solution. Studies have shown that heating of the abdominal cavity can make the area more receptive to adjunctive therapies physicians might choose, such as chemotherapy.
     The treatment was developed clinically by Wake Forest University Baptist Medical Center and is now offered as a standard-of-care for treating advanced abdominal cancer. Five-year data shows patients undergoing this treatment live longer and have a better quality of life.
     A major research center, Wake Forest University Baptist Medical Center provides many of the latest treatments to patients and leads the way in researching new and promising
therapies   of  tomorrow.   The  ThermoChem-HT   System   is
manufactured by Biocontrol Technology, Inc., a BICO division
which   is  an  FDA  registered  manufacturer  and  an   ISO
9001/EN46001  certified manufacturing  facility  located  in
Indiana, PA.
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of
biomedical  devices  and  environmental  products.    BICO's
subsidiary, ViaCirQ, Inc., also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to the ThermoChem-HT System and related disposables for regional hyperthermia and the ThermoChem System and related disposables for whole body hyperthermia.





FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax


INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204
WEBSITE:  www.bico.com